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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 27, 2004
                                (Date of report)

                             FRANKLIN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



            Michigan                      0-50078                38-2606280
--------------------------------  ------------------------   ------------------
(State or other jurisdiction of   (Commission file number)  (I.R.S. employer
         incorporation)                                     identification no.)


                           24725 West Twelve Mile Road
                           ---------------------------
                    (Address of principal executive offices)

                                 (248) 358-4710
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS

         On April 27, 2004, registrant declared payment of a quarterly dividend of $0.08 per share as set forth in the press release included as Exhibit 99.1 hereto, which is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c)       Exhibits.

         Exhibit No.       Description

         99.1 Press Release of Franklin Bancorp, Inc., dated April 27, 2004 declaring dividend.

         99.2 Press Release of Franklin Bancorp, Inc. dated April 27, 2004 announcing first quarter of 2004 results of operations.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 27, 2004, registrant announced its results of operations for the quarter ended March 31, 2004, as set forth in the press release included as
Exhibit 99.2 hereto, which is incorporated herein by reference.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          FRANKLIN BANCORP, INC.


    Date:    April 30, 2004               By:      /s/ Craig L. Johnson
                                          --------------------------------------
                                          Craig L. Johnson
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX


         99.1 Press Release of Franklin Bancorp, Inc., dated April 27, 2004 declaring dividend.

         99.2 Press Release of Franklin Bancorp, Inc. dated April 27, 2004 announcing first quarter of 2004 results of operations.

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